Exhibit 99.3

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes the effects of certain non-cash mark-to-market derivative financial instruments. Adjusted income from continuing operations further excludes impairment losses, certain pension and pension settlement expenses and losses associated with a current period reduction in force and held for sale assets including the San Juan divestment (completed in the first quarter of 2015). Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Three Months Ended 3/31/2016
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(203.1)	(2.34)
Non-cash mark-to-market losses (net of $0.1 tax)	0.2	0.00
Asset impairment, other (net of $78.5 tax)	141.5	1.63
Pension settlement expenses (net of $1.2 tax)	2.2	0.02
Loss associated with reduction in force / held for sale properties (net of $2.1 tax)	3.7	0.04

Adjusted Income from Continuing Operations (Non-GAAP)	(55.5)	(0.64)

	Three Months Ended 3/31/2015
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(15.4)	(0.21)
Non-cash mark-to-market losses (net of $21.3 tax)	38.4	0.53
Asset impairment, other (net of $2.4 tax)	4.2	0.06
Pension and pension settlement expenses (net of $1.1 tax)	2.0	0.03
Income associated with held for sale properties (net of $13.4 tax)	(22.3)	(0.31)

Adjusted Income from Continuing Operations (Non-GAAP)	6.8	0.09

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDAX from continuing operations further excludes losses associated with a current period reduction in force and held for sale assets including the San Juan divestment (completed in the first quarter of 2015), impairment losses, certain non-cash mark-to-market derivative financial instruments and certain pension and pension settlement expenses. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information	Three Months Ended 3/31
($ in millions)	2016	2015
Energen Net Income (Loss) (GAAP)	(203.1)	(15.4)
(Income) Loss associated with reduction in force / held for sale properties, net of tax	3.7	(22.3)

Adjusted Net Income from Continuing Operations (Non-GAAP)	(199.4)	(37.7)

Interest expense	9.8	11.8
Income tax expense (benefit) *	(106.3)	(22.1)
Depreciation, depletion and amortization *	114.8	120.6
Accretion expense *	1.5	1.4
Exploration expense *	0.2	0.7
Adjustment for asset impairment	220.0	6.6
Adjustment for mark-to-market losses *	0.3	59.7
Adjustment for pension and pension settlement expenses	3.3	3.1

Energen Adjusted EBITDAX from Continuing Operations (Non-GAAP)	44.2	143.9

Note: Amounts may not sum due to rounding

*	Amount adjusted to exclude held for sale assets in either current or prior period. See reconciliation to GAAP Information for the Three Months Ended 3/31/2016 and 3/31/2015.

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with a reduction in force and held for sale assets including the divestment of assets held in the San Juan Basin (completed in the first quarter of 2015) provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding RIF* and Held for Sale Assets Reconciliation to GAAP Information	Three Months Ended March 31, 2016
(in thousands except per share and production data)	GAAP	$/BOE	RIF* / Held for Sale	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$122,764		$10,117	$112,647
Gain (loss) on derivative instruments	5,455		$—	5,455

Total Revenues	128,219		10,117	118,102

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	47,727	$8.55	5,780	41,947	$8.51
Production and ad valorem taxes	11,170	$2.00	1,246	9,924	$2.01
O&G Depreciation, depletion and amortization	118,020	$21.15	4,575	113,445	$23.02
FF&E Depreciation, depletion and amortization	1,342	$0.24	—	1,342	$0.27
Asset impairment	220,025		—	220,025
Exploration	242		59	183
General and administrative †	29,525	$5.29	£3,884	25,641	$5.20
Accretion of discount on asset retirement obligations	1,757		239	1,518
(Gain) loss on sale of assets and other	222		142	80

Total costs and expenses	430,030		15,925	414,105

Operating Income (Loss)	(301,811)		(5,808)	(296,003)

Other Income/(Expense)
Interest Expense	(9,833)		—	(9,833)
Other income	95		—	95

Total other expense	(9,738)		—	(9,738)

Loss Before Income Taxes	(311,549)		(5,808)	(305,741)
Income tax expense (benefit)	(108,433)		(2,091)	(106,342)

Net Income (Loss)	$(203,116)		$(3,717)	$(199,399)

Diluted Earnings Per Average Common Share	$(2.34)		$(0.04)	$(2.30)

Basic earning Per Average Common Share	$(2.34)		$(0.04)	$(2.30)

Oil	3,386		247	3,139
NGL	953		159	794
Natural Gas	1,241		246	995

Total Production (mboe)	5,580		652	4,928

Total Production (boepd)	61,319		7,165	54,154

Note: Amounts may not sum due to rounding

*	Reduction in Force
†	General and administrative includes $3,343 or $0.68 per BOE of pension settlement expense
£	Adjustment includes $4,101 of expense related to a reduction in force

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with held for sale assets including the divestment of assets held in the San Juan Basin (completed in the first quarter of 2015) provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding Held for Sale Assets Reconciliation to GAAP Information	Three Months Ended March 31, 2015
(in thousands except per share and production data)	GAAP	$/BOE	Held for Sale	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$187,822		$33,716	$154,106
Gain (loss) on derivative instruments	34,036		$8,369	25,667

Total Revenues	221,858		42,085	179,773

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	67,754	$10.74	17,052	50,702	$11.54
Production and ad valorem taxes	19,065	$3.02	3,498	15,567	$3.54
O&G Depreciation, depletion and amortization	132,839	$21.06	13,638	119,201	$27.13
FF&E Depreciation, depletion and amortization	1,542	$0.24	153	1,389	$0.32
Asset impairment	6,583		—	6,583
Exploration	763		60	703
General and administrative †	32,055	$5.08	(702)	32,757	$7.45
Accretion of discount on asset retirement obligations	2,010		587	1,423
(Gain) loss on sale of assets and other	(28,344)		(27,919)	(425)

Total costs and expenses	234,267		6,367	227,900

Operating Income (Loss)	(12,409)		35,718	(48,127)

Other Income/(Expense)
Interest Expense	(11,758)		—	(11,758)
Other income	46		—	46

Total other expense	(11,712)		—	(11,712)

Loss Before Income Taxes	(24,121)		35,718	(59,839)
Income tax expense (benefit)	(8,701)		13,420	(22,121)

Net Income (Loss)	$(15,420)		$22,298	$(37,718)

Diluted Earnings Per Average Common Share	$(0.21)		$0.31	$(0.52)

Basic earning Per Average Common Share	$(0.21)		$0.31	$(0.52)

Oil	3,235		98	3,137
NGL	861		273	588
Natural Gas	2,213		1,544	669

Total Production (mboe)	6,309		1,915	4,394

Total Production (boepd)	70,100		21,278	48,822

Note: Amounts may not sum due to rounding

†	General and administrative includes $3,050 or $0.69 per BOE of pension and pension settlement expense

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